Transforming the Franchise June 2013 Exhibit 99.1

Safe Harbor Statement

Forward-Looking Statements
Information in this presentation contains forward-looking statements.  Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.
These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,”
“could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and
Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4)
changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Total Assets

$ in millions
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1

Winston-Salem
Raleigh
Knoxville
Nashville
Charlotte
Columbia
Charleston
Atlantic Ocean
Gulf of Mexico
Naples
Miami
Source: SNL

The Capital Bank Story 3 From ‘blind pool’ to $7.1 billion bank in less than three years

TIB FINANCIAL CORP.

CAPITAL BANK

GreenBankshares, Inc.

Southern Community FINANCIAL CORPORATION

FIRST NATIONAL BANK

METROBANK

TURNBERRY BANK

Core ROAA
0.01%
0.34%
0.57%
0.52%
2010
2011
2012
1Q13

4 Significant Improvement in Returns See reconciliation of non-GAAP measures in appendix.

3,500
3,000
2,500
2,000
1,500
1,000
500
-
Total Portfolio Q/Q: -2%
Q/Q +8%
Q/Q -9%
3/31/2012
12/31/2012
3/31/2013
Non-Legacy Impaired
Legacy Impaired

Transforming the Loan Portfolio 5 $ in millions Legacy Impaired = accounted for as Purchase Credit Impaired

New Hires
Legacy Employees
80
70
60
50
40
30
20
10
0
3
66
10
48
13
37
16
44
25
41
32
35
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
May 2013

Topgrading the Commercial Salesforce 6 Number of salespersons

Other
7%
Utilities
2%
Management
2%
Arts, Entertainment, and Recreation
4%
Transportation and Warehousing
4%
Educational Services
4%
Real Estate and Rental and Leasing
4%
Professional, Scientific, and Technical Services
4%
Finance and Insurance
5%
Wholesale Trade
5%
Construction
6%
Other Services (except Public Administration)
6%
Accommodation and Food Services
7%
Health Care and Social Assistance
11%
Manufacturing
14%
Retail Trade
15%

Commercial Book Starts with Customer Selection 7 Originated commercial loan portfolio as of 3/31/2013, by borrower industry Excludes all acquired loans.

$ in millions
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
Non-interest checking
Interest checking
MMDA & Savings

Cost of total deposits
Cost of core deposits
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1

Transforming the Deposit Franchise 8 Growing Core Deposits And Lowering Deposit Costs

1,000
500
-
(500)
(1,000)
(1,500)
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13

Checking Accounts Now Growing after Integrations 9 Sequential change in total checking accounts Excludes addition of checking accounts from Southern Community in October 2012

Transforming the Team with Promotions/New Hires 10 General Counsel BSA/AML Executive Enterprise Risk Executive Head of Loan Operations Head of Small Business Lending Wealth Management Executive

First Quarter Highlights

See reconciliation of non-GAAP measures in appendix.
Reported GAAP net income of $5.6 million, or $0.10 per diluted share
Reported core net income of $9.4 million, or $0.17 per diluted share
TBV per share of $17.89
Originations steady at $251 million
Deposit costs down 3 bps on core deposit repricing
Legacy credit costs improved from $12 mm to $8 mm
Strongly capitalized with 13.5% tier 1 leverage
Loan portfolio shrank 2% on Special Assets resolution activity

Illustrative Path to Target Returns

Core ROAA
0.19%
0.19%
0.18%
0.15%
0.29%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
  1Q13 Loan growth,
net
Legacy credit
expense
normalization
Fee income
initiatives, net
Other initiatives Normalization
of NIM
Target
ROAA = Return on average assets.   See reconciliation of non-GAAP measures in appendix.

5,500
5,000
4,500
4,000
3,500
4,691
251
-38
-68
-234
4,602
12/31/2012
Originations
CRE Payoffs
Special Assets
Other Paydowns
3/31/2013

1Q13 Portfolio Growth Impacted by Resolutions

Loan Portfolio
Loan portfolio growth was -2% in 1Q13,
an improvement from -3% in 4Q
As expected, paydowns of commercial
real estate slowed significantly from $138
mm in 4Q to $38 mm in 1Q as we have
significantly reduced CRE concentrations
Resolution activity picked up from $43
mm in 4Q to $68 mm in 1Q, reflecting
progress in resolving criticized / classified
loans

18
16
14
12
10
8
6
4
2
-
9.5
10.4
15.7
12.1
8.0
1Q12
2Q12
3Q12
4Q12
1Q13

Legacy Credit Expenses Improved in 1Q13

Favorable performance on legacy
covered loans in Florida and South
Carolina drove the negative provision
and the corresponding writedown on the
FDIC asset
REO write-downs improved slightly from
4Q and remain largely concentrated in
non-urban land & lots
Legacy Credit Expense
$ in millions
1Q12 4Q12 1Q13
Provision on legacy loans 4.0       1.4       (3.1)
FDIC indemnification asset income (0.3)      (0.3)      2.2
Foreclosed asset related expenses 4.2       9.2       6.8
Loan workout expense 1.6       1.8       2.1
Total legacy credit expense 9.5       12.1     8.0

Liquidity and Capital Ratios Remain Strong

We continue to run a conservative
liquidity strategy as part of our asset
sensitive position
Effective duration of investments was 3.1
years at March 31, 2013
Our capital ratios remain strong with tier
1 leverage of 12.2% at the bank and
13.5% on a consolidated basis at
3/31/2013
We have substantially completed the $50
million stock repurchase authorized in
February 2013
Liquidity
$ in millions, at 3/31/2013
Cash /
Equivalents,
$510 , 31%
Agency MBS,
$768 , 47%
Agency
CMO, $200 ,
12%
ABS / Other,
$82 , 5%
CMBS, $66 ,
4%
Muni, $16 ,
1%

3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
CBF fully-marked TBV at 3/31/13: $20.60
OZRK
HOMB
PNFP
PB
NYCB
VLY
UBSI
UCBI
CFR
PRK
SCBT
TRMK
CYN
STBA
PBCT
BXS
HBHC
IBKC
STBZ
HMPR
BKU
STSA
NBHC
SNV
CBF

CBF and Peers:  Price to Fully-marked TBV

Note:  Fully Marked TBV as of 3/31/2013, stock prices as of 6/3/2013.  Fully-marked TBV equals net assets, adjusted for fair value of financial instruments, less goodwill and intangibles net of tax effect.  See appendix for additional discussion of estimated fair value adjustments.
Source:  Company filings, SNL Financial
Peer
Blind Pools / Recap

Capital Bank:  Transforming the Franchise

Building high-quality loan portfolio
Building low-cost deposit franchise
Consistent progress in resolving legacy assets
Deploying capital to drive investor returns
Positioned in attractive growth markets
Committed to organic growth and higher returns

Appendix 18

3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
PB
OZRK
HOMB
SCBT
CFR
UBSI
PNFP
CYN
PRK
TRMK
NYCB
UCBI
VLY
PBCT
STBA
IBKC
HBHC
BXS
BKU
STBZ
HMPR
STSA
CBF
NBHC
SNV

CBF and Peers: Price to Tangible Book Value 19 Note: TBV as of most recent quarter available, stock prices as of 6/3/2013. Peer Blind Pools / Recap

Tangible and Fully-marked Tangible Book Value

Fair Value = Carrying Value adjusted for the fair value of financial instruments.  See explanatory note on following page.
$ in millions
December 31, 2012 March 31, 2013
Total common shareholders' equity $1,156 $1,161
Intangibles, net of taxes (165)                                    (165)
Tangible book value $991 $997
Common shares outstanding
55.8                                    55.7
Tangible book value per share $17.74 $17.89
$ in millions
Fair Value
Carrying
Value Difference Fair Value
Carrying
Value Difference
Assets 6,758           6,475        283             6,533        6,276         257
Liabilities 6,105           6,097        8                 5,887        5,877         10
Net assets 653              378           275             646           399            247
Net assets, net of tax effect 168             151
Plus tangible book value 991             997
Fully-marked tangible book value 1,159          1,147
Shares outstanding 55.8 55.7
Fully marked TBV / share $20.75 $20.60
December 31, 2012 March 31, 2013

Tangible and Fully-marked Tangible Book Value

The methods and assumptions used to estimate fair value of financial instruments are described as follows:
Carrying amount is the estimated fair value for cash and cash equivalents, receivable from FDIC, derivatives, noncontractual demand deposits and certain short-term borrowings. As it is not practicable to determine the fair value of Federal Reserve, Federal Home Loan Bank stock, indemnification asset and other bankers’ bank stock due to restrictions placed on transferability, the estimated fair value is equal to their carrying amount. Security fair values are based on market prices or dealer quotes, and if no such information is available, on the rate and term of the security and information about the issuer including estimates of discounted cash flows when necessary. For fixed rate loans or contractual deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life, adjusted for expected credit risk. Fair values for impaired loans are estimated using discounted cash flow analysis or underlying collateral values. Fair value of long-term debt is based on current rates for similar financing.
The fair value of off-balance sheet items that includes commitments to extend credit to fund commercial, consumer, real estate construction and real estate-
mortgage loans and to fund standby letters of credit is considered nominal.
The most significant difference between carrying value and estimated fair value of financial instruments is the differential between the carrying value and estimated fair value of our loan portfolio. As described in Note 14 to the Company’s Consolidated Financial Statements, the estimated fair value of loans exceeded their carrying value by approximately $256.8 million. This difference arises as acquired loans were initially recorded at acquisition date fair values which incorporated management’s expectation of lifetime credit losses. As our loan cash flow expectations and experience has generally improved from our original expectations and the market interest rates for similar instruments have generally declined, our estimates of fair value have increased. These estimates utilize discounted cash flows as a primary valuation approach incorporating collateral value, prepayment and credit risk (including consumer credit scores where applicable) along with the LIBOR/Swap curve for market interest rates. For loans with higher credit risk ratings, incremental spreads were added for credit and liquidity factors. Estimated fair values for commercial loans were determined using syndicated loan prices and spreads, survey data from the Federal Reserve e2 release, and rated corporate bonds. The Company’s internal risk ratings were mapped to the Federal Reserve e2 and Moody’s rating categories. Estimated fair values for commercial real estate loans also incorporated commercial mortgage backed security securitization prices and spreads.
Estimated fair values for consumer loans were determined using product-specific survey rate data from a leading provider of financial information. Estimated fair values for residential mortgage loans were determined using mortgage backed security option-adjusted spreads, with incremental spreads added credit and liquidity. Credit spreads were sourced from third party survey data of mortgage banking activities from a leading provider of financial information.

First Quarter Core Earnings Summary

($ millions except per share data)
1Q13 4Q12 1Q12 Q/Q Y/Y
Net interest income 67.8               66.0               63.9               3% 6%
Provision 6.9                  4.4                  5.4                  -57% -28%
Core non-interest income 10.9               15.4               12.1               -29% -10%
Core non-interest expense 56.4               61.9               54.0               9% -4%
Pretax income 15.4               15.1               16.6               2% -7%
Core net income 9.4                  9.3                  10.1               1% -7%
   Per share $0.17 $0.17 $0.22 0% -24%
Non-core adjustments (3.9)                (4.0)                (4.0)
Non-controlling interest -                 -                 (0.9)
Net income 5.6                  5.3                  5.2
   Per share $0.10 $0.10 $0.12
Net interest margin 4.41% 4.11% 4.50%
Core fee ratio 13.9% 18.8% 15.9%
Core efficiency ratio 72% 76% 71%
Core ROAA 0.52% 0.51% 0.62%
Core ROAE 3.2% 3.2% 4.0%
See reconciliation of non-GAAP measures on p. 24-25.

TIB FINANCIAL CORP.

CAPITAL BANK

GreenBankshares, Inc.

Southern Community FINANCIAL CORPORATION

FIRST NATIONAL BANK METROBANK

TURNBERRY BANK

Disciplined and Thoughtful Acquiror

Announce Premium Price / Price /
Target Date to Market TBV Adj. TBV
06/10 (77%) 0.25x 1.25x
11/10 59% 0.45x 1.25x
05/11 (20%) 0.41x 1.17x
03/12 59% 0.95x 1.42x
Capital Bank Average 5% 0.51x 1.27x
Comparables Average 59% 1.28x 1.85x
07/10 NA NA 0.93x
(1)
(2)
Extensive local market
knowledge, including board-level
relationships with many targets
Healthy acquiror with clean
balance sheet and compelling
growth story
Creative structuring skills
Track record of timely regulatory
approval and rapid integration
No social issues
(3)
Source: Company filings, SNL Financial, FactSet, and management.
(1) Premium / (discount) paid per share to 1-day unaffected share price.
(2) Price / adjusted TBV = Announced deal value / (TBV – net loan mark + incremental DTA).
(3) Comparable unassisted M&A transactions include those $25mm–$500mm in deal value between two public banks since July 2010 with public credit mark disclosures (25 such transactions).
Conservative Deal Pricing
Acquisitions have been negotiated at discounts to prevailing deal pricing

Reconciliation of Core Net Income

$ in millions
Core non Interest Income 1Q12 2Q12 3Q12 4Q12 1Q13
Net interest income $63.9 $63.3 $60.3 $66.0 $67.8
Reported non interest income 14.8 12.2 20.3 15.4 10.9
(-)Securities / Purchase Gains 2.7 0.9 4.9 0.0 –
(-)Insurance settlement gain – – 1.8 – –
Core non interest income $12.1 $11.3 $13.6 $15.4 $10.9
Reported non interest expense $63.2 $58.6 $69.4 $68.4 $61.0
(-) Conversion expenses 1.6 1.6 4.2 2.4 0.0
(-) Stock compensation 6.5 4.2 4.2 3.8 1.6
(-) Extinguishment debt 0.3 – 2.9 – 0.3
(-) CVR Valuation – – (0.1) – 2.6
(-) Insurance settlement expense – – 1.8 – –
(-) Intangible impairment – – – 0.2 –
(-) Legal fees 0.9 0.4 0.5 0.1 0.1
Core non interest expense $54.0 $52.5 $55.9 $61.9 $56.4
*Core fee ratio 15.87% 15.13% 18.59% 18.80% 13.86%
**Core efficiency ratio 70.95% 70.36% 75.41% 76.14% 71.68%
*Core fee ratio:  core noninterest income / (net interest income + core noninterest income)
**Core efficiency ratio:  core noninterest expense / (net interest income + core noninterest income)

Reconciliation of Core Net Income and Core ROAA

$ in millions Pre-Tax After-Tax Pre-tax After-Tax Pre-tax After-Tax
For the Quarter   For the Quarter   For the Quarter   For the Quarter   For the Quarter   For the Quarter
Ended Ended Ended Ended Ended Ended
1Q13 1Q13 4Q12 4Q12 1Q12 1Q12
$5.6 $5.6 $5.3 $5.3 $6.2 $6.2
Non-Interest Income
    Security gains          -          -          -          - (2.8)                 (1.7)
    Insurance settlement gain          - -                           - -                  -                     -
Non-Interest Expense
1.6                0.9                3.8                2.3                6.5                   3.9
-                  -                  2.4                1.5                1.6                   1.0
2.6                2.6                -                  -                  -                     -
0.1                0.1                0.1                0.1                0.9                   0.5
0.3                0.2                - - 0.3                   0.2
-                  -                  0.2                0.1                -                     -
Taxes
    Tax benefit - - - - - -
Tax Effect (0.8)               N/A (2.5)               N/A (2.6)                 N/A
$9.4 $9.4 $9.3 $9.3 $10.1 $10.1
Average Assets $7,182 $7,352 $6,553
Average Equity $1,166 $1,153 $1,003
*Core ROAA 0.52% 0.51% 0.62%
**Core ROAE 3.2% 3.2% 4.0%
*Core ROAA:  Annualized core net income / average assets
**Core ROAE:  Annualized core net income / average equity
Net income
Adjustments
Core Net Income
Non-cash equity compensation
Conversion and severance expense
(conversion and salary / employee benefits)
Loss on extinguishment of debt
CVR (other expense)
Legal and merger (professional fees)
Impairment of intangible

Core ROAA
$ in millions Pre -Tax After -Tax Pre -Tax After -Tax Pre -Tax After -Tax Pre -Tax After -Tax
YTD 2010 YTD 2010 YTD 2011 YTD 2011 YTD 2012 YTD 2012 1Q13 1Q13
Net income $12.1 $12.1 $7.5 $7.5 $55.7 $55.7 $5.6 $5.6
Adjustments:
  Non-Interest Income
   Security gains – – ($4.7) ($2.9) ($8.6) ($5.2) – –
   Insurance settlement gain – – – – ($1.7) ($1.1) – –
  Non-Interest Expense
Non-cash equity compensation – – 9.8 6.0 18.7 11.4 1.6 0.9
Conversion and severance expense
(conversion and salary/employee benefits)
2.0 1.2 7.6 4.6 9.2 5.6 0.0 0.0
CVR (other expense) – – – – – – 2.6 2.6
Legal and merger (professional fees) 2.5 2.0 1.5 1.5 2.5 2.2 0.1 0.1
Loss on extinguishment of debt – – (0.4) (0.3) 3.3 2.0 0.3 0.2
Impairment of intangible – – 2.9 1.8 0.2 0.1 – –
Insurance settlement expense – – – – 1.7 1.1 – –
Bargain purchase gain (15.2) (15.2) – – – – – –
Tax benefit – – – – (34.0) (34.0) – –
Tax effect (1.3) N/A (6.0) N/A (9.2) N/A (0.8) N/A
Core net income $0.1 $0.1 $18.2 $18.2 $37.8 $37.8 $9.4 $9.4
Average assets $1,581 $5,344 $6,615 $7,182
Core ROAA 0.01% 0.34% 0.57% 0.52%

Quarter Ended March 31, 2013	Quarter Ended March 31, 2012
Balance, beginning of period	$ 552,999	$ 715,479
New loans purchased	—	—
Accretion of income	(45,135)	(50,314)
Reclassifications from nonaccretable difference	10,273	9,725
Disposals	(27,916)	(35,740)
Balance, end of period	$ 490,221	$ 639,150

27 Accretable Yield Rollforward Contractual yield on loan portfolio 1Q 2013: 5.1% $ in thousands